      NUMBER                                                           SHARES
GWAC

                       GREAT WALL ACQUISITION CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                         CUSIP ______________

IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE
                      OF $.0001 EACH OF THE COMMON STOCK OF

                       GREAT WALL ACQUISITION CORPORATION

   transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
            This certificate is not valid unless countersigned by the
                 Transfer Agent and registered by the Registrar.
                     Witness the seal of the Corporation and
                         the facsimile signatures of its
                            duly authorized officers.

     Dated:

                       GREAT WALL ACQUISITION CORPORATION
                                    CORPORATE
                                      SEAL
                                      2003
                                    DELAWARE

------------------------------------        ------------------------------------
CHAIRMAN                                    SECRETARY

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common   UNIF GIFT MIN ACT - _____ Custodian ______
     TEN ENT - as tenants by the                         (Cust)          (Minor)
               entireties                    under Uniform Gifts to Minors
     JT TEN -  as joint tenants with         Act ______________
               right of survivorship                (State)
               and not as tenants
               in common

    Additional Abbreviations may also be used though not in the above list.

                       GREAT WALL ACQUISITION CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of
Incorporation and all amendments thereto and resolutions of the Board of
Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptiance hereof assents.

     For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
Attorney to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated ___________________

                                     -------------------------------------------
                                     NOTICE: The signature to this assignment
                                             must correspond with the name as
                                             written upon the face of the
                                             certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever.

Signature(s) Guaranteed:

--------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.